UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2016
Date of Report (Date of earliest event reported)

MJP INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-188152	33-1229553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3006 E. Goldstone Drive, Suite 218 Meridian, ID	83642
(Address of principal executive offices)	(Postal Code)

                    (208) 231-1606

                   Registrant’s telephone number, including area code

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to MJP International Ltd.’s Current Report on form 8-K, originally filed with the Securities and Exchange Commission on November 28, 2016, is being filed for the sole purpose of providing the Pro Forma Financial Statements of MJP International Ltd. for the period ended September 30, 2016.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements.

Unaudited Pro Forma Financial Statements of MJP International Ltd. As of September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJP INTERNATIONAL LTD.

DATE: February 21, 2017

By:/s/ Liao Zu Guo
Name: Liao Zu Guo
Title: President, Chief Executive Officer